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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 20, 2001
                                                        -----------------



                        Environmental Power Corporation
                        -------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                                0-15472               04-2782065
----------------------------          -----------         ------------------
(State or other jurisdiction          (Commission         (IRS Employer
of incorporation)                     File Number)        Identification No.)


        500 Market Street, Suite 1-E, Portsmouth, New Hampshire  03801
                   (Address of principal executive offices)


                                (603) 431-1780
             (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

Following a leave of absence, William D. Linehan returned to Environmental Power Corporation and was named Acting Chief Financial Officer and Acting Treasurer of the Company and its subsidiaries effective November 20, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)  EXHIBITS

99.06 Letter to Shareholders of Environmental Power Corporation, dated November 30, 2001, to be included in the Third Quarter 2001 brochure to shareholders.

ITEM 9.  REGULATION FD DISCLOSURE

The letter attached as Exhibit 99.06 hereto is furnished pursuant to Regulation FD. It is not filed.

CAUTIONARY STATEMENT

The Private Securities Litigation Reform Act of 1995 (the "Act") provides a "safe harbor" for forward-looking statements. Certain statements contained in the exhibit to this Report, and in any other written or oral statements made by or on behalf of the Registrant, such as statements concerning the continuation of high levels of power generation and low interest rates, the possible development of business strategies and realization of value from resulting business opportunities, the ability of Microgy's licensed technology to reduce air and water contaminants from waste streams and improve the profitability of farmers, the increasing support of numerous state and federal initiatives and EPC's position to realize value from these emerging segments of the agriculture and power generation industries, the validity and vitality of pursuing EPC's new business before defining and shaping its larger business strategy, the benefits of quickly financing and constructing a meaningful number of digestor/generator facilities in key markets, and other statements regarding matters that are not historical facts, are forward looking statements as such term is defined in the Act. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, uncertainties involving development stage companies, financing requirements and uncertainties, difficulties involved in executing on a business plan, risks relating to managing and integrating acquired businesses, the inability to predict the course or outcome of any contract or other negotiations, uncertainties relating to government and regulatory policies and approvals, volatile and unpredictable developments (including plant outages and repair requirements), the difficulty of estimating repair and maintenance costs and timeframes, the uncertainties involved in estimating insurance and implied warranty recoveries, if any, the uncertainties relating to general economic conditions and cyclical industry conditions, the amount and rate of growth in expenses, the legal environment, and the competitive environment in which the Registrant operates. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION


December 28, 2001                               /s/ William D. Linehan
                                                ------------------------------
                                                William D. Linehan
                                                Acting Treasurer and
                                                Chief Financial Officer
                                                (principal accounting officer
                                                and authorized officer)